SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported): April 25, 2003


                           PALOMAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                       333-54996                 88-0470235
(State or other Jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


                7898 E. Acoma Dr. Ste: 102, Scottsdale, AZ 85260
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 480-951-2300

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     N/A

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On March 26, 2003, the Registrant by resolution of its board of directors, has elected to dismiss its independent auditors S.W. Hatfield, CPA effective as of that date.

     On March 31, 2003 the Registrant has engaged Epstein, Weber & Conover, P.L.C., Certified Public Accountants, 8950 E. Raintree, Suite 200, Scottsdale, Arizona 85260, as our audit firm.

     S.W. Hatfield, CPA `s report on the financial statements of the registrant for the past year and interim periods do not contain an adverse opinion or disclaimer of opinion or was qualified as to audit scope or accounting principles. The opinion does contain a going concern paragraph which states:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has had no viable operations or significant assets since inception and is dependent upon significant shareholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the Company's ability to continue as a going concern. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties."

     The decision to change accountants was approved by the Board of Directors of the Registrant.

     During the Registrant's two most recent fiscal years ended December 31, 2001 and interim periods through the date of this Form 8-K, there were matters of disagreement with the former auditor concerning a S-8 filing and the purchasing of Company's securities during the third quarter of 2002 fiscal year.

     The Company filed a Form S-8 to register shares to be used as compensation for Kelly Black, a consultant hired by the Company to prepare a business plan and to perform certain functions related to the marketing of the Company's new products. The Form S-8 was rescinded when the Company learned that it erroneously filed it without consent of its auditor. The Company was advised by an independent attorney that there was no need for review by its auditor to file for the Form S-8. Mr. Hatfield informed the Company that it did need to be reviewed by him and it required his consent. The Company complied by immediately rescinding the S-8 filing. In Palomar's view, and opinion there was no disagreement with the auditor's recommendation and we believed that the issue had been resolved to Mr. Hatfield's satisfaction..

     During the fiscal third quarter of 2002 the Company purchased its common stock on the open market in an account owned by a principal of the Company which was disclosed in the filing the Company's third quarter Form 10-QSB. The shares were purchased solely for the Company's treasury account. On 08/23/02 140,000 shares were purchased, 08/26/02 150,000 shares were purchased, 09/09/02 50,000 shares, and 09/12/02 40,000 shares were purchased. After the purchase of the shares, the shares were then transferred immediately into the Company's account at the brokerage firm. There was no intent to defraud or manipulate the Company stock price. As a result of this mistake there was no effect upon the Company's stock price. The appropriate documents have been filed for this particular transaction with the SEC. Form 8-K Filed 11/20/2002 and a Form 4 was filed under separate cover.

     The shares were purchased solely for the Company to put in their treasury account. Two transactions (8/23/02 & 8/26/02) regarding the purchase of the Company's stock involved the utilization of an affiliates brokerage account acting on behalf of the Company, because there was a problem opening the Company's brokerage account. After the problem with the Company's account was solved, all the shares were transferred into the Company's account on 09/10/02. Mr. Hatfield said we shouldn't have purchased the shares in an affiliate's account, and the Company agrees with this statement. The affilate's account was only used to facilitate the purchase until the Company's own account could be established. There was no intent to misrepresent or manipulate the Company stock price. There was a sale of the stock (09/09/02) resulting from a check not clearing in time at the brokerage firm so the clearing firm Bear Sterns sold the shares. As a result of this mistake there was no effect on the Company's stock price. For the last purchase transaction after the check cleared (09/12/02), the Company utilized the brokerage account in its own name. After these transactions, the Company filed a form 4 with the SEC on 9/30/02. Mr. Hatfield said we should have filed a Form 3 instead of a Form 4, so the Company filed the form 3 on 10/22/02. Mr. Hatfield also suggested we file an 8-K so the Company filed an 8-K regarding this matter. With respect to the board of directors, there was no formal board at that time; therefore, the President and Vice President made an administrative decision to purchase the above-mentioned transactions. It was Mr. Hatfield's opinion that the Company did not handle the filings in a timely manner. Upon Mr. Hatfield raising these issues, the Company performed all the reporting advice suggested by Mr. Hatfield. The Company had regretfully failed to make certain timely disclosures on these matters. The Company did not believe that it was required to make a formal announcement of a share buy-back program. Again, the Company believes that it had resolved these matters to the satisfaction of Mr. Hatfield.

         "The transactions involving the purchase of our securities via loans to an affiliated company using their brokerage account and the delay in our filing the appropriate insider trading activity reports with the U. S. Securities and Exchange Commission (SEC) are potential contingencies on the Company and it's officers and directors under Sarbanes-Oxley Act of 2002. At this time, the impact on the financial condition of the Company, it's operations and/or it's officers and directors, if any, is unknown."

     Regarding these two issues, it is the Company's opinion there are no disagreements, only difference of opinions with Mr. Hatfield.

     S.W. Hatfield, CPA has not advised the registrant of the matters outlined in Item 304 (a)(1)(iv)(B) of Regulation S-B with respect to internal accounting controls, management representations, scope of the audit and material matters coming to their attention that would impact the financial statements and their audit report for the Registrant's two most recent fiscal years ended December 31, 2001 and interim periods through the date of this Form 8-K.

     Prior to engaging Epstein, Weber & Conover, PLC, the registrant had not consulted with them on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     N/A

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Effective 12:00 P.M. M.S.T. April 22,2003 Ward S Ceyler Jr. resigned as a member of the Board of Directors of Palomar Enterprises, Inc.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (16) Letter from former accountants

ITEM 8. CHANGE IN FISCAL YEAR

     N/A

ITEM 9. REGULATION FD DISCLOSURE

     N/A

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Palomar Enterprises, Inc.


                            By: /s/ Jeffery Halbirt
                               -------------------------------
                               Jeffery Halbirt